Investor Presentation December 2016 Exhibit 99.1

Safe Harbor Statement This presentation contains forward-looking statements about our financial condition, results of operations, performance, plans, goals and other matters. These statements are based on our current expectations and involve known and unknown risks and uncertainties that may cause our actual results or performance to differ materially from those expressed or implied by such statements. These forward-looking statements include statements related to our ability to: provide a differentiated experience to guests; grow our comparable sales; outperform the casual dining industry and increase our market share; deliver consistent and predictable financial performance; expand the number of our domestic, company-owned restaurants and international, licensed restaurants; maintain our broad consumer appeal and remain relevant to guests; maintain our unit economics; leverage sales and manage costs to increase earnings per share; provide mid-teens total return to shareholders; leverage technology to enhance the guest experience and to manage costs; leverage our brand in the CPG channel; support the growth of North Italia and Flower Child restaurants; develop a fast casual concept; and utilize capital effectively and continue to repurchase our shares and pay dividends. Forward-looking statements are not guarantees of future performance, and undue reliance should not be placed on such statements. Forward-looking statements speak only as of today’s date, and we undertake no obligation to publicly update or revise any forward-looking statements to take into account or otherwise reflect subsequent events, corrections in underlying assumptions, or changes in circumstances arising after the date that the forward-looking statement was made, unless required to do so by law. Please see the full discussion of risks and uncertainties contained in our filings with the Securities and Exchange Commission, including our latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.sec.gov. The Private Securities Litigation Reform Act of 1995 provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements made in this presentation are made pursuant to the Act. 2

Highly differentiated concepts delivering unique guest experience Diversified growth drivers Track record of consistent and predictable financial performance Robust cash flow to support growth and maximize shareholder value 3 A Compelling Investment Opportunity

Company Overview and Key Competitive Advantages 4

Our Global Footprint 5 High quality, high profile locations worldwide International - Licensed Domestic – Company Owned China (1) 194 13 1 5 Shanghai Mexico (2) Saudi Arabia (1) UAE (5) Kuwait (3) Lebanon (1) Mexico City Guadalajara U.S.A. (Company Owned - 208) 10 2 1 Middle East Latin America Asia

Leader in Menu Innovation Ambiance, Service and Hospitality The Cheesecake Factory - A Highly Differentiated Concept Best-in-Class Operational Execution Integrated Bakery 6

No veto vote – something for everyone across price points Menu changes twice a year Increases sales at full margin Industry Leader in Menu Innovation 250 menu items made fresh from scratch in-house Quality Relevance Performance Drives sales Continued market share gains Profit 7 Breadth of menu is a key competitive advantage

Dining With Us Is an Experience 8 Ambiance, Service and Hospitality Drive Sales

Leveraging Technology to Further Enhance the Guest Experience 9 CakePay App Delivery KMS Training Redesign

Integrated Bakery – The “Cheesecake” Magic Produces over 70 cheesecakes and other baked desserts Enables creativity and quality control 10 Industry-Leading Dessert Sales 16%

The women and men behind The Cheesecake Factory reveal the untold story of how a tiny Beverly Hills restaurant known for its brown bread became a global chain mentioned in Drake songs and on “Keeping up with the Kardashians.” Broad Consumer Appeal 11 With a Moderate Average Check Highest Unit Volumes ($ in millions) A division of Vice Media LLC $31 $27 $25 $22 $21 $21 $20 $17 $16 $15 Yard House Maggianos Bonefish Outback Carrabbas LongHorn Olive Garden Texas Roadhouse BJ's $10.6 $8.4 $8.3 $5.7 $4.7 $4.5 $3.4 $3.3 $3.0 $3.0 Maggianos Yard House BJ's Texas Roadhouse Olive Garden Outback LongHorn Bonefish Carrabbas

Strong Consumer Engagement Across Channels 430K followers 5M+ likes 352K followers 12 Millions of Viewers

--------- Best-in-Class Operational Execution 27 years 18 years 18 years 16 years 11 years 12 years Senior VP of Operations Regional Vice President Area Director of Operations Area Kitchen Operations Manager General Manager Executive Kitchen Manager Average Tenure by Position 13 Industry-Leading Retention Dual Management Structure Above 4-Walls --------- Area Director of Operations GM GM GM GM GM GM Area Kitchen Operations Manager EKM EKM EKM EKM EKM EKM

Leveraging Technology to Manage Costs Energy Management Optimization AutoPAR KMS Dashboards Market-Based Labor Analytics 14

Diversified Growth Drivers 15

The Cheesecake Factory – Continued Domestic Growth 16 Opportunity for 300 domestic locations Strong Unit Economics ($ millions, assumes 10,000 sq. ft. unit) Sales $10.6 EBITDAR $2.4 Cash Capex Investment $8.2 Capitalized Rent $4.2 Fully Capitalized ROI ~ 20%

The Cheesecake Factory – Expanding International Presence 17 Continued expansion within current geographies Potential for additional geographies with current partners Opportunity to add licensees and territories $0 Capital Expenditure +1¢ Per Restaurant in EPS

Incremental Growth Opportunities 18 North Italia and Flower Child investment Measured growth of Grand Lux Cafe and RockSugar Further leveraging the power of The Cheesecake Factory brand in the CPG channel Internal development of a fast casual concept

19 Track Record of Consistent & Predictable Financial Performance

Outperforming the Industry and Taking Market Share 20 27 Consecutive Quarters of Comparable Sales Growth 2010 2011 2012 2013 2014 2015 2016 YTD Knapp-Track 2.0% 2.0% 2.2% 1.1% 1.5% 2.6% 1.2% (0.5)% 1.5% 0.5% (1.4)% (0.2)% 1.4% (0.9)% 2010 2011 2012 2013 2014 2015 2016E*

Leveraging Sales & Managing Costs to Drive Earnings Growth 21 ~12% CAGR *Midpoint of 2016 earnings guidance provided October 26, 2016. Please see Appendix for GAAP to non-GAAP reconciliations. Earnings Per Share $1.42 $1.64 $1.88 $2.10 $1.97 $2.37 $2.83 2010 2011 2012 2013 2014 2015 2016E*

Our Restaurants Generate Significant Cash Flow 22 Cash Flow and Strong Balance Sheet Provide Significant Financial Flexibility Free cash flow defined as cash flow from operations less capital expenditures. Please see Appendix for GAAP to non-GAAP reconciliations. ($ millions) Proceeds from Exercise of Stock Options Free Cash Flow $156 $135 $148 $172 $149 $109 $165 2010 2011 2012 2013 2014 2015 2016 YTD

Effective Capital Allocation Supports Our Financial Objectives 23 ~$900 Million in Share Repurchases Reducing WASO 3% Per Year ($ millions) *2016 guidance provided October 26, 2016. $42 $77 $86 $106 $114 $154 $100 $52 $172 $101 $184 $141 $109 $150 $13 $27 $30 $36 $42 60,446 49,400 2010 2011 2012 2013 2014 2015 2016E* Capex Share Repurchases Dividend WASO

Disciplined, Returns-Focused Growth Has Paid Off 24 Return on Invested Capital (ROIC) ROIC = NOPAT / Average invested capital NOPAT = Income from operations excluding non-recurring expenses (-) income tax provision Invested Capital = Property and equipment + long-term assets + net working capital (-) cash and cash equivalents 13% 13% 14% 15% 14% 15% 16% 2010 2011 2012 2013 2014 2015 2016E

Creating Value for Shareholders 25 Targeting Mid-Teens Total Return to Shareholders (EPS + Dividend) Total Shareholder Return Core Business ~6% International ~2% Incremental Growth Opportunities ~1-2% Share Repurchases ~3% Dividend ~2%

2017 Financial Targets 26 2017E Company-Owned Restaurants As many as 8 - 9 International Licensed Restaurants As many as 4 - 5 Comparable Sales 1% - 2% EPS Growth 5% - 10% 2017 guidance provided October 26, 2016. EPS growth rate reflects lapping of 53-week year in 2016. Anticipating another year of solid performance

27 A Compelling Investment Opportunity Highly differentiated concepts delivering unique guest experience Diversified growth drivers Track record of consistent and predictable financial performance Robust cash flow to support growth and maximize shareholder value

Appendix 28

Non-GAAP Reconciliation 29 In addition to the results provided in accordance with the Generally Accepted Accounting Principles (“GAAP”) in this presentation, the Company is providing non-GAAP measurements which present diluted net income per share excluding the impact of certain items and free cash flow. The non-GAAP measurements are intended to supplement the presentation of the company’s financial results in accordance with GAAP. The company believes that the presentation of these items provides additional information to facilitate the comparison of past and present financial results.

Non-GAAP Reconciliation 30 (1) The pre-tax amounts associates with these items in fiscal 2011, 2012, 2013, 2014 and 2015 were $1,547, $9,536, $(561), $696 and $6,011 respectively and were recorded in impairment of assets and lease terminations. (2) The pre-tax amounts associated with this item were $719 and $1,075 and were recorded in interest and other (expense)/income, net and income tax provision, respectively. (3) The pre-tax amount associated with this item was $7,376 and was recorded in interest expense. (4) This item is non-taxable and is recorded in interest and other (expense)/income, net. (5) Adjusted diluted net income per share may not add due to rounding. The Cheesecake Factory Incorporated and Subsidiaries Reconciliation of Non-GAAP Financial Measures ($ thousands, except per share data) Fiscal Year 2010 2011 2012 2013 2014 2015 2016(6) Net Income (GAAP) $ 81,713 $ 95,720 $ 98,423 $ 114,356 $ 101,276 $ 116,523 After-tax impact from: - Impairment of assets and lease terminations (1) - 928 5,722 (337) 418 3,607 - - Partial IRS settlement (2) - (1,506) - - - - - - Unwinding of interest rate collars (3) 4,425 - - - - - - - Proceeds from variable life insurance contract (4) - - (419) - - - - Net Income (non-GAAP) $ 86,138 $ 95,142 $ 103,726 $ 114,019 $ 101,694 $ 120,130 Diluted net income per share (GAAP) $ 1.35 $ 1.64 $ 1.78 $ 2.10 $ 1.96 $ 2.30 After-tax impact from: - Impairment of assets and lease terminations - 0.02 0.11 (0.01) 0.01 0.07 - - Partial IRS settlement - (0.03) - - - - - - Unwinding of interest rate collars 0.07 - - - - - - - Proceeds from variable life insurance contract - - (0.01) - - - - Diluted net income per share (non-GAAP) (5) $ 1.42 $ 1.64 $ 1.88 $ 2.10 $ 1.97 $ 2.37 (in millions) 2010 2011 2012 2013 2014 2015 Cash Flow from Operations $ 165 $ 196 $ 195 $ 205 $ 240 $ 235 Capital Expenditures 42 77 86 106 114 154 Free Cash Flow $ 123 $ 119 $ 109 $ 99 $ 126 $ 81

Non-GAAP Reconciliation 31 The Cheesecake Factory Incorporated and Subsidiaries Reconciliation of Non-GAAP Financial Measures ($ millions) Fiscal Year 2010 2011 2012 2013 2014 2015 2016 YTD Cash Flow from Operations $ 167 $ 196 $ 195 $ 205 $ 240 $ 235 $ 217 Capital Expenditures 42 77 86 106 114 154 71 Free Cash Flow $ 125 $ 119 $ 109 $ 99 $ 126 $ 81 $ 146